THE PHOENIX EDGE(R) - VUL

                     PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                                    ISSUED BY
                         PHL VARIABLE INSURANCE COMPANY

                  PROSPECTUS SUPPLEMENT DATED FEBRUARY 13, 2004

THE FOLLOWING REPLACES THE FIRST PARAGRAPH OF THE "POLICY LOANS" SECTION IN YOUR
PROSPECTUS:

     You may generally borrow up to 90% of your cash surrender value during the first 10 policy years. Beginning in policy year 11, you may be able to borrow more than 90% of your cash surrender value depending on your policy value and the applicable surrender charge. We will count any outstanding loans and loan interest toward the applicable limit. We generally do not allow loans under $500.

THE FOLLOWING IS ADDED TO THE "POLICY LOANS" SECTION IN YOUR PROSPECTUS:

     Subject to approval in your state, we charge loan interest at an effective annual rate of 2% (3% in New Jersey and Texas) upon the insured reaching an attained age* of 65 or older, but not before policy year 11.

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     SPECIAL INFORMATION FOR CERTAIN POLICIES ISSUED BEFORE FEBRUARY 13, 2004:

     o If the person insured under your policy had not yet reached an attained age* of 51 as of the policy date, your loan interest rate schedule will remain unchanged.

     o If the person insured under the policy had reached an attained age* of 51 or older as of the policy date, your loan interest rate schedule will be modified to provide a lower interest rate as described above. We will offer you an opportunity to decline the reduced loan interest rate schedule should you be concerned that this policy enhancement could have unintended consequences.

        The decrease in loan interest rate from 3% to 2% (from 4% to 3% in New Jersey or Texas) could constitute a "material change" under Internal Revenue Code and guidelines issued by the Internal Revenue Service
        (IRS). A material change could cause the IRS to take the position that an exchange of policy occurred for income tax purposes. Under that scenario, a new seven-pay period would begin for the purpose of determining the status of your policy as Modified Endowment Contract. The new seven-pay period would begin on the effective date of this change.

        You can find out more about Modified Endowment Contracts by reading "Federal Income Tax Information - Modified Endowment Contracts" in the prospectus. We provide more information concerning Material Change Rules in the Statement of Additional Information for this prospectus, available free of charge by calling (800) 541-0171. We also recommend that you consult an income tax advisor.

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*We define the term "attained age" in your policy as "Age of the Insured on the birthday nearest the most recent Policy Anniversary."

         KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.


TF851